SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          -----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

         Date of Report (Date of earliest event reported): April 2, 2002

                         Quest Diagnostics Incorporated
             (Exact name of Registrant as specified in its charter)

          Delaware                     1-12215                    16-1387862
(State or other jurisdiction   Commission File Number        (I.R.S. Employer
     of incorporation)                                    Identification Number)
                          -----------------------------

                               One Malcolm Avenue
                           Teterboro, New Jersey 07608
                                 (201) 393-5000
          (Address of principal executive offices and telephone number, including area code)
                          -----------------------------



Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------

     On April 2, 2002, Quest Diagnostics Incorporated, a Delaware corporation ("Quest Diagnostics"), issued a press release announcing that it had entered into (i) an Agreement and Plan of Merger, dated as of April 2, 2002, with Unilab Corporation, a Delaware corporation, and Quest Diagnostics Newco Incorporated, a Delaware corporation and wholly-owned subsidiary of Quest Diagnostics ("Merger Sub"), and (ii) a Stockholders Agreement, dated as of April 2, 2002, with Kelso Investment Associates VI, L.P., KEP VI, LLC and Merger Sub. Copies of the Agreement and Plan of Merger, the press release and the Stockholders Agreement are attached hereto as Exhibits 2.1, 99.1 and 99.2, respectively, and Quest Diagnostics hereby incorporates such exhibits herein by reference.

Item 7.  Financial Statements and Exhibits.

                  (c) Exhibits

         Exhibit No.                                      Document Description

              2.1 Agreement and Plan of Merger, dated as of April 2, 2002, among Quest Diagnostics Incorporated, Quest Diagnostics Newco Incorporated and Unilab Corporation.

              99.1 Joint Quest Diagnostics Incorporated and Unilab Corporation Press Release, dated April 2, 2002.

              99.2 Stockholders Agreement, dated as of April 2, 2002, between Quest Diagnostics Incorporated, Quest Diagnostics Newco Incorporated, Kelso Investment Associates VI, L.P. and KEP VI, LLC.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 2, 2002

                         QUEST DIAGNOSTICS INCORPORATED

                         By:
                                            \s\ Leo C. Farrenkopf, Jr.
                                ----------------------------------------------
                                Name:  Leo C. Farrenkopf, Jr.
                                Title:  Vice President and Secretary



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                                  EXHIBIT INDEX

Exhibit No.                             Document Description

     2.1 Agreement and Plan of Merger, dated as of April 2, 2002, among Quest Diagnostics Incorporated, Quest Diagnostics Newco Incorporated and Unilab Corporation.

     99.1 Joint Quest Diagnostics Incorporated and Unilab Corporation Press Release, dated April 2, 2002.

     99.2 Stockholders Agreement, dated as of April 2, 2002, between Quest Diagnostics Incorporated, Quest Diagnostics Newco Incorporated, Kelso Investment Associates VI, L.P. and KEP VI, LLC.